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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 20, 1998


                        CB RICHARD ELLIS SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        STATE OF DELAWARE             001-12231              52-1616016
   (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)            File Number)        Identification No.)


          533 SOUTH FREMONT AVENUE LOS ANGELES, CALIFORNIA 90071-1712
      (Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code:  (213) 613-3123

                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC.
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
         ------------

     CB Richard Ellis Services, Inc. (the "Company") is issuing and selling pursuant to its registration statement on Form S-3 filed with the Securities and Exchange Commission on March 30, 1998 (Commission File Number 333-48875) (the "Registration Statement"), as supplemented by a Prospectus Supplement thereto dated May 20, 1998 (the "Prospectus Supplement"), $175,000,000 aggregate principal amount of Senior Subordinated Notes due 2006. The closing of the sale is scheduled to occur on May 26, 1998.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.
         ----------------------------------------------------------------

     (c)  Exhibits

          1.1 Underwriting Agreement dated as of May 20, 1998 among CB Richard Ellis Services, Inc., CB Richard Ellis, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Terms Agreement dated as of May 20, 1998 Richard Ellis Services, Inc., CB Richard Ellis, Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (acting on behalf of itself and the other named Underwriters).

          3.1(i)   Fifth Restated Certificate of Incorporation of the Company.

          4.1 First Supplemental Indenture between CB Richard Ellis Services, Inc. and State Street Bank and Trust Company of California, N.A., as Trustee, dated as of May 26, 1998 for 8 7/8 percent Senior Subordinated Notes due 2006, containing the Form of 8 7/8 percent Senior Subordinated Note due 2006 as an Exhibit thereto.

         25.1 Form T-1 - Statement of eligibility under the Trust Indenture Act of 1939 of State Street Bank and Trust Company of California, N.A.*

* Previously filed.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  May 26, 1998.


                                    CB RICHARD ELLIS SERVICES, INC.



                                    By /s/ Walter V. Stafford
                                       ----------------------------------
                                       Walter V. Stafford
                                       Senior Executive Vice President
                                       and General Counsel

                               INDEX TO EXHIBITS

                                   FORM 8-K

          Exhibit
          Sequential
          Number                     Descriptions                                   Page No.
          ---------                  ------------                                   --------

          1.1      Underwriting Agreement dated as of May 20, 1998 among CB
                   Richard Ellis Services, Inc., CB Richard Ellis, Inc. and
                   Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated and the Terms Agreement dated as of May 20, 1998
                   Richard Ellis Services, Inc., CB Richard Ellis, Inc. and
                   Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith
                   Incorporated (acting on behalf of itself and the other named
                   Underwriters).

          3.1(i)   Fifth Restated Certificate of Incorporation of the Company.

          4.1      First Supplemental Indenture between CB Richard Ellis
                   Services, Inc. and State Street Bank and Trust Company of
                   California, N.A., as Trustee, dated as of May 26, 1998 for 8
                   7/8 percent Senior Subordinated Notes due 2006, containing the Form of 8 7/8 percent Senior Subordinated Note due 2006 as an Exhibit thereto.

         25.1      Form T-1 - Statement of eligibility under the Trust
                   Indenture Act of 1939 of State Street Bank and Trust Company of California, N.A.*


* Previously filed.

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